NEW COVENANT FUNDS


              Supplement Dated July 11, 2001 to the
                Prospectus dated October 30, 2000


	The following information supplements the disclosure concerning the New Covenant Growth Fund (the "Growth Fund") in the Prospectus, as follows:

	The Board of Trustees of New Covenant Funds (the "Trust") recently voted with respect to the Growth Fund to: (1) terminate the Sub-Investment Advisory Agreement with Lazard Asset Management (the "Former Sub-Adviser") and (2) to appoint Sound Shore Management, Inc. ("Sound Shore") to serve as a new sub-investment adviser to the Growth Fund.

	As a result of this change, the Prospectus is hereby amended by deleting all references to the Former Sub-Adviser under the section of the Prospectus titled "Sub-Advisers for the Growth
Fund" and adding the following information regarding Sound Shore under that section of the Prospectus:

SOUND SHORE MANAGEMENT, INC.

	Founded in 1978, Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06836, is wholly-owned by its principals and manages investment accounts for large corporate pension plans, foundations and endowment funds. Sound Shore utilizes a consistent and disciplined value-oriented investment strategy when selecting portfolio holdings and generally seeks out stocks that have favorable value to price characteristics relative to their historic valuations. Pursuant to this value oriented approach, Sound Shore generally selects securities based on its judgment of fundamental value. Factors deemed particularly relevant in determining fundamental value include corporate earnings performance and expectations, historic price and earnings relationships, balance sheet characteristics and perceived management skills. When Sound Shore determines that a portfolio holding has lost its perceived value relative to other similar investments and investment alternatives, the holding will be sold. As of May 31, 2001, Sound Shore had approximately $3.5 billion of assets under management.

	Harry Burn, III, C.F.A. and T. Gibbs Kane, Jr., C.F.A., co-owners and founders of Sound Shore, serve as co-managers of the Fund. Mr. Burn is Chairman and Director of Sound Shore and has been with Sound Shore since its inception in 1978. He received his B.A. and M.B.A. from the University of Virginia. Mr. Kane is President and Director of Sound Shore and has also been with Sound Shore since its inception in 1978. He received his B.S.E. from the University of Pennsylvania Wharton School.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE